Exhibit 10.12(g)

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 406

AMENDMENT NUMBER 6 TO AMENDED AND

RESTATED PURCHASE AGREEMENT GCT-025/98

This Amendment Number 6 to Amended and Restated Purchase Agreement GCT-025/98, dated as of October 31, 2003 (“Amendment No. 6”) relates to the Amended and Restated Purchase Agreement GCT-025/98 (the “Purchase Agreement”) between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Republic Airways Holdings Inc. (“Buyer”) dated April 19, 2002 as amended from time to time (collectively referred to herein as “Agreement”). This Amendment No. 6 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 6 sets forth additional agreements between Embraer and Buyer relative to changes in the Option Aircraft delivery schedule as described in Article 24 of the Purchase Agreement.

Except as otherwise provided for herein all terms of the Purchase Agreement shall remain in full force and effect.  All capitalized terms used in this Amendment No. 6, which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 6 and the Purchase Agreement the terms, conditions and provisions of this Amendment No. 6 shall control.

WHEREAS, in connection with the Parties’ agreements above mentioned, the Parties have now agreed to amend the Purchase Agreement as provided for below.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.  THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1. Option Aircraft

The Option Aircraft delivery schedule of Article 24 shall be deleted and replaced with the following:

Option Aircraft

Option [ * ]	Aircraft Model	Option Aircraft Number per Operator	Delivery Month	Exercise Date
[ * ]	[ * ]	[ * ]	July 2004	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
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* Confidential

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[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]	October 2007	[ * ]

2. Miscellaneous

All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No. 6 shall remain valid in full force and effect without any change.

[Intentionally left in blank]

* Confidential

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 6 to Amended and Restated Purchase Agreement to be effective as of the date first written above.

Embraer – Empresa Brasileira de Aeronáutica S.A.		Republic Airways Holdings Inc.

By	/s/ Frederico Fluery Corado	By	/s/ Bryan Bedford

Name:	Frederico Fluery Corado	Name:	Bryan Bedford

Title:	Executive Vice President Civil Aircraft	Title:	President

By	/s/ Flávio Rimoli

Name:	Flávio Rimoli

Title:	Sr. Vice President Airline Market

Date: December 18, 2003		Date:

Place: Sao Jose dos Campos, SP		Place:

WITNESSES:

Witness:	/s/ Juliette O. Zambelli	Witness:	/s/ Robert H. Cooper

Name:	Juliette O. Zambelli	Name:	Robert H. Cooper